EXHIBIT 13.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
       OF OCEAN RIG ASA PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Amendment No. 1 to the annual report for the year ended December 31, 2002 of Ocean Rig ASA (the "Issuer") on Form 20-F/A (the "Form 20-F/A").

     I Kai Solberg Hansen, Chief Executive Officer, of the Issuer, certify that, to the best of my knowledge:

     (i) the Form 20-F/A fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

        Dated:  March 30, 2004

                                                  /s/  Kai Solberg-Hansen
                                                  --------------------------
                                                  Kai Solberg-Hansen
                                                  CEO






A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE ISSUER AND WILL BE RETAINED BY THE ISSUER AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


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